UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6502

Name of Fund:  MuniYield Florida Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Florida Fund, 800 Scudders Mill Road, Plainsboro, NJ,
08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield Florida Fund


Semi-Annual Report
April 30, 2004



MuniYield Florida Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



MuniYield Florida Fund
Box 9011
Princeton, NJ
08543-9011



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MuniYield Florida Fund


The Benefits and Risks of Leveraging


MuniYield Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares, is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of April 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 9.74%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIYIELD FLORIDA FUND, APRIL 30, 2004



A Letter From the President


Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same respective periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front - previously the one dim spot in an otherwise bright economic picture - helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%), from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - not the least of which are geopolitical in nature - which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MUNIYIELD FLORIDA FUND, APRIL 30, 2004



A Discussion With Your Fund's Portfolio Manager


Our strategy has been and continues to be focused on increasing the Fund's yield while protecting net asset value in what has been a volatile interest rate environment.


Describe the recent market environment relative to municipal bonds.

For much of the six-month period, a positive economic backdrop helped bond prices to move higher as yields, which typically move opposite of prices, declined. In early April, however, a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) sharply for the remainder of the period. At the end of April, long-term U.S. Treasury bond yields had climbed to 5.13%, representing an increase of approximately 15 basis points (.15%) over the past six months. Ten-year U.S. Treasury note yields stood at 4.30% as of period end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose just four basis points over the past six months. For the same period, yields on AAA-rated issues maturing in 30 years increased approximately 10 basis points to 4.93% while yields on 10-year, AAA-rated issues increased more than 16 basis points to nearly 4%, according to Municipal Market Data. The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. For the six-month period as a whole, municipal bond supply declined approximately 5% compared to the same period a year ago.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion. In addition, data from the Investment Company Institute indicates that, in just the first three months of 2004, tax-exempt bond funds have seen net new cash flows of almost $640 million.


Describe conditions in the State of Florida.

Overall, conditions in Florida remained favorable. The state maintained solid credit ratings of Aa2 from Moody's, AA+ from Standard & Poor's and AA from Fitch. All three rating agencies held a stable outlook for Florida's finances. This was based on an improving and diverse economy, solid finances, moderate debt and a proactive government that responds to economic downturns quicker than other states.

Florida's economy is bolstered by strong population growth, which is attributed to its attractive physical environment and favorable business climate. The population growth is one reason Florida's economy typically has performed better than the national economy. Although the growth in population has put a strain on services such as education, transportation and health care, it also has allowed the state to recover quickly from the recent sub-par economic trends.

Currently, the state's revenues are modestly higher than projected and expenditures remain under control due to strong fiscal oversight. The fiscal year 2004 budget was pressured by only modest revenue increases, but was brought into balance through tight expenditure controls, including outsourcing work and requiring local governments to pick up costs historically incurred by the state. To pay for these additional expenses, municipalities imposed increases to property taxes and/or local sales taxes through voter initiatives.

Florida continues to maintain sound and solid fund balances with consistent General Fund operations. In addition, the state has a working Capital Reserve Fund and a Budget Stabilization Fund in excess of $1.8 billion. Our strategy in purchasing Florida issues has been to favor insured general obligation bonds and their equivalents rather than uninsured bonds. We believe this is a prudent approach, as there is no meaningful yield offered in exchange for the additional risk associated with uninsured bonds.



MUNIYIELD FLORIDA FUND, APRIL 30, 2004



How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2004, the Common Shares of MuniYield Florida Fund had net annualized yields of 6.29% and 7.07%, based on a period-end per share net asset value of $14.73 and a per share market price of $13.11, respectively, and $.462 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +1.62%, based on a change in per share net asset value from $14.97 to $14.73, and assuming reinvestment of $.462 per share ordinary income dividends.

For the six-month period ended April 30, 2004, the Fund's Auction
Market Preferred Shares (AMPS) had an average yield of .89% for Series A and .95% for Series B.

The Fund's return, based on net asset value, lagged the +1.78% average return of its comparable Lipper category of Florida Municipal Debt Funds for the six-month period ended April 30, 2004. (Funds in this Lipper category limit their investment to securities exempt from taxation in Florida or a city in Florida). While our overall strategy has been to favor issues with longer maturities, the Fund does hold a fair amount of pre-refunded bonds in the one-year - 10-year maturity range. This sector of the yield curve was hard hit during the past six months, and this portion of the portfolio detracted from overall returns. On a positive note, the Fund's yield remains competitive.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment return based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We made no significant changes to the portfolio or our investment strategy in the past six months. We maintained our focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. The most volatile part of the yield curve during the period continued to be the 10-year - 15-year sector. During periods of sustained strength in the bond market, we sought to reduce some of our holdings in this maturity range. With the proceeds from the sales, we looked to purchase premium-coupon bonds in the 20-year - 30-year maturity range whenever they became available. Our observations and research reveal that the longer end of the yield curve has held firm. As such, this is where we have found the greatest value. By taking advantage of the steep yield curve, we have been able to increase the Fund's yield while muting its price volatility.

In terms of leverage, the Fund's borrowing costs generally remained around 1% throughout the period. The attractive funding levels, in combination with a steep tax-exempt yield curve, continued to generate a significant income benefit to the Fund's Common Shareholders. At this point, the Federal Reserve Board appears poised to begin raising short-term interest rates, most likely later in 2004. The increase, however, is expected to be gradual and is not likely to have a material impact on the positive advantage leverage has had on the yield of the Fund's Common Shares. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 32.25% of total assets. (For a complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

In our view, the municipal market will continue to be volatile over the next few months. Should interest rates continue to decline, we intend to shift to a more defensive position to prepare the Fund to outperform when interest rates eventually head higher. As long as the municipal yield curve remains steep, we will continue to sell the intermediate part of the curve and use periods of volatility to structure higher-coupon bonds whenever they are attractively priced.


Robert D. Sneeden
Vice President and Portfolio Manager


May 11, 2004



MUNIYIELD FLORIDA FUND, APRIL 30, 2004


Proxy Results

During the six-month period ended April 30, 2004, MuniYield Florida
Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004.
A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted        Shares Withheld
                                                                     For               From Voting
1. To elect the Fund's Trustees:       James H. Bodurtha          12,826,118             145,075
                                       Joe Grills                 12,811,465             159,728
                                       Roberta Cooper Ramo        12,826,918             144,275
                                       Robert S. Salomon, Jr.     12,826,918             144,275
                                       Stephen B. Swensrud        12,818,746             152,447



During the six-month period ended April 30, 2004, MuniYield Florida
Fund Preferred Shareholders (Series A & B) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted        Shares Withheld
                                                                     For               From Voting
1. To elect the Fund's Board of Trustees: James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold,
   Roberta Cooper Ramo, Robert S. Salomon, Jr., and
   Stephen B. Swensrud                                              3,196                   78



Quality Profile


The quality ratings of securities in the Fund as of April 30, 2004 were as follows:


                                    Percent of
                                      Total
S&P Rating/Moody's Rating          Investments

AAA/Aaa                                62.9%
AA/Aa                                   9.5
A/A                                    10.4
BBB/Baa                                11.7
NR (Not Rated)                          5.5



MUNIYIELD FLORIDA FUND, APRIL 30, 2004


Schedule of Investments                                                                                      (In Thousands)

               S&P      Moody's  Face
               Ratings  Ratings  Amount    Municipal Bonds                                                         Value
Florida--127.9%

               AA       NR*      $ 2,000   Beacon Tradeport Community Development District, Florida, Special
                                           Assessment Revenue Refunding Bonds (Commercial Project), Series A,
                                           5.625% due 5/01/2032 (g)                                               $   2,087

               AAA      Aaa        7,650   Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40%
                                           due 10/01/2024 (a)                                                         7,932

               AAA      Aaa        2,870   Broward County, Florida, Airport System Revenue Bonds, AMT, Series I,
                                           5.75% due 10/01/2018 (a)                                                   3,095

               BBB      Baa2       1,000   Broward County, Florida, Educational Facilities Authority Revenue
                                           Bonds (Nova Southeastern University), Series B, 5.625% due 4/01/2034         990

                                           Citrus County, Florida, Hospital Board Revenue Refunding Bonds
                                           (Citrus Memorial Hospital):
               NR*      Baa3       2,480      6.25% due 8/15/2023                                                     2,548
               NR*      Baa3       2,850      6.375% due 8/15/2032                                                    2,920

               NR*      NR*        2,610   Collier County, Florida, IDA, IDR, Refunding (Southern States
                                           Utilities), AMT, 6.50% due 10/01/2025                                      2,529

                                           Duval County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                           AMT (d)(i):
               NR*      Aaa           60      6.20% due 4/01/2020 (b)                                                    61
               NR*      Aaa        2,745      5.40% due 10/01/2021                                                    2,820

               AAA      Aaa        2,530   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                           AMT, 7% due 4/01/2028 (d)(i)                                               2,609

               NR*      Aaa        7,170   Escambia County, Florida, Health Facilities Authority, Health
                                           Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                           due 7/01/2020 (a)                                                          7,479

               BBB      Baa2       8,295   Escambia County, Florida, PCR (Champion International Corporation
                                           Project), AMT, 6.90% due 8/01/2022                                         8,546

               AAA      Aaa          960   Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                           Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)                      997

               AAA      Aaa        4,250   Florida Municipal Loan Council Revenue Bonds, Series B, 5.375% due
                                           11/01/2030 (b)                                                             4,394

               AA+      Aa2        1,220   Florida State Board of Education, Capital Outlay, GO, Series A, 6%
                                           due 1/01/2014                                                              1,382

               AAA      Aaa        1,000   Florida State Board of Education, Lottery Revenue Bonds, Series A,
                                           6% due 7/01/2014 (c)                                                       1,138

               AA+      Aa2        5,000   Florida State Board of Education, Public Education, Capital Outlay,
                                           GO, Refunding, Series D, 5.375% due 6/01/2018                              5,364

                                           Florida State Governmental Utility Authority, Utility Revenue
                                           Bonds (a):
               AAA      Aaa        1,080      (Citrus Utility System), 5.125% due 10/01/2033                          1,090
               AAA      Aaa        1,750      (Lehigh Utility System), 5.125% due 10/01/2028                          1,774
               AAA      Aaa        1,000      (Lehigh Utility System), 5.125% due 10/01/2033                          1,009

               AA       Aa2        1,075   Gainesville, Florida, Utilities System Revenue Bonds, Series A, 5.25%
                                           due 10/01/2022                                                             1,126

               A        A3         5,900   Highlands County, Florida, Health Facilities Authority, Hospital
                                           Revenue Bonds (Adventist Health System), Series A, 6% due 11/15/2031       6,186

               AAA      Aaa        5,000   Hillsborough County, Florida, Court Facilities Revenue Bonds,
                                           5.40% due 5/01/2030 (a)                                                    5,152

                                           Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                           (National Gypsum), AMT:
               NR*      NR*        2,500      Series A, 7.125% due 4/01/2030                                          2,665
               NR*      NR*        3,750      Series B, 7.125% due 4/01/2030                                          3,998

               A        A3         1,000   Hillsborough County, Florida, IDA, Hospital Revenue Bonds (H. Lee
                                           Moffitt Cancer Center Project), Series C, 5.50% due 7/01/2032              1,005



Portfolio Abbreviations


To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
S/F       Single-Family



MUNIYIELD FLORIDA FUND, APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P      Moody's  Face
               Ratings  Ratings  Amount    Municipal Bonds                                                         Value
Florida (continued)

               NR*      Baa1     $ 1,725   Hillsborough County, Florida, IDA, Hospital Revenue Refunding Bonds
                                           (Tampa General Hospital Project), Series A, 5.25% due 10/01/2024       $   1,706

               AAA      Aaa        4,000   Hillsborough County, Florida, School District, Sales Tax Revenue
                                           Refunding Bonds, 5.375% due 10/01/2020 (a)                                 4,264

               AA-      Aa2        2,000   Jacksonville Electric Authority, Florida, Electric System Revenue
                                           Bonds, Series 3-A, 5.375% due 10/01/2032                                   2,013

               AA-      Aa3       14,800   Jacksonville Electric Authority, Florida, Water and Sewer System
                                           Revenue Bonds, Series C, 5.25% due 10/01/2037                             14,837

               AAA      Aaa        2,315   Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and
                                           Improvement Bonds, 5.25% due 10/01/2032 (c)                                2,368

               AAA      Aaa        3,500   Lakeland, Florida, Hospital System Revenue Bonds (Lakeland Regional
                                           Health System), Series A, 5.50% due 11/15/2026 (b)                         3,596

               NR*      Aaa          135   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                           Program), AMT, Series A-1, 7.125% due 3/01/2028 (d)(i)                       140

               AAA      NR*          345   Leon County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                           Program), AMT, Series B, 7.30% due 1/01/2028 (d)(j)                          354

               NR*      Aaa          445   Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                           Sub-Series 2, 7.75% due 5/01/2026 (d)(j)                                     447

               NR*      Aaa          740   Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                           AMT, Sub-Series 1, 6.25% due 11/01/2028 (d)                                  757

                                           Martin County, Florida, Health Facilities Authority, Hospital Revenue
                                           Bonds (Martin Memorial Medical Center), Series A:
               BBB+     NR*        1,350      5.75% due 11/15/2022                                                    1,358
               BBB+     NR*        3,430      5.875% due 11/15/2032                                                   3,431

               AAA      Aaa        3,000   Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75% due
                                           9/01/2025 (a)                                                              3,231

                                           Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                           International Airport), AMT, Series A (c):
               AAA      Aaa        4,300      6% due 10/01/2029                                                       4,617
               AAA      Aaa        5,385      5% due 10/01/2033                                                       5,255
               AAA      Aaa        1,750      5% due 10/01/2036                                                       1,697

                                           Miami-Dade County, Florida, Aviation Revenue Bonds, AMT, Series A (e):
               AAA      Aaa        2,180      5% due 10/01/2033                                                       2,127
               AAA      Aaa        1,650      5.125% due 10/01/2035                                                   1,635

               AAA      Aaa        1,750   Miami-Dade County, Florida, Educational Facilities Authority Revenue
                                           Bonds (University of Miami), Series A, 5.75% due 4/01/2029 (a)             1,881

               AAA      Aaa        8,000   Miami-Dade County, Florida, Expressway Authority, Toll System Revenue
                                           Bonds, DRIVERS, Series 160, 9.49% due 07/01/2010 (c)(f)(k)                10,856

               NR*      Aaa          765   Miami-Dade County, Florida, HFA, Home Ownership Mortgage Revenue
                                           Refunding Bonds, AMT, Series A-1, 6.30% due 10/01/2020 (d)(i)                800

               AAA      NR*        3,300   Miami-Dade County, Florida, Health Facilities Authority, Hospital
                                           Revenue Refunding Bonds, DRIVERS, Series 208, 9.867% due
                                           8/15/2017 (a)(k)                                                           3,845

                                           Miami-Dade County, Florida, School Board COP (e):
               AAA      Aaa        3,200      Series A, 5.50% due 10/01/2020                                          3,468
               AAA      Aaa        1,635      Series C, 5.50% due 10/01/2017                                          1,772

               AAA      Aaa        1,000   Miami-Dade County, Florida, Special Obligation Revenue Bonds
                                           (Juvenile Courthouse Project), Series A, 5% due 4/01/2035 (a)                995

               AAA      Aaa        1,000   Ocoee, Florida, Water and Sewer System Revenue Refunding and
                                           Improvement Bonds, 5.125% due 10/01/2033 (a)                               1,009


MUNIYIELD FLORIDA FUND, APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P      Moody's  Face
               Ratings  Ratings  Amount    Municipal Bonds                                                         Value
Florida (concluded)

                                           Orange County, Florida, Health Facilities Authority, Hospital
                                           Revenue Bonds:
               A        A3       $ 1,750      (Adventist Health System), 6.25% due 11/15/2024                     $   1,882
               A-       A2         5,140      (Orlando Regional Healthcare), 6% due 12/01/2028                        5,378
               A-       A2         1,300      (Orlando Regional Healthcare), 5.75% due 12/01/2032                     1,328

               NR*      Aaa       10,500   Orange County, Florida, School Board, COP, Series A, 5.25% due
                                           8/01/2023 (b)                                                             10,861

               AAA      Aaa        8,615   Orange County, Florida, Tourist Development, Tax Revenue Bonds,
                                           5.50% due 10/01/2032 (a)                                                   8,957

                                           Orlando and Orange County, Florida, Expressway Authority Revenue
                                           Bonds, Series B (a):
               AAA      Aaa        6,000      5% due 7/01/2028                                                        6,010
               AAA      Aaa        1,000      5% due 7/01/2030                                                        1,000
               AAA      Aaa        1,800      5% due 7/01/2035                                                        1,790

               AA       Aa1        1,000   Orlando, Florida, Utilities Commission, Water and Electric Revenue
                                           Refunding Bonds, Series C, 5.25% due 10/01/2023                            1,038

               NR*      Aaa        1,955   Osceola County, Florida, School Board, COP, Series A, 5.25% due
                                           6/01/2027 (a)                                                              2,009

               AAA      Aaa        1,760   Osceola County, Florida, Tourist Development Tax Revenue Bonds,
                                           Series A, 5.50% due 10/01/2027 (c)                                         1,831

               AAA      Aaa        3,390   Palm Beach County, Florida, Criminal Justice Facilities Revenue
                                           Bonds, 7.20% due 6/01/2015 (c)                                             4,273

               NR*      Aaa          250   Palm Beach County, Florida, HFA, S/F Mortgage Revenue Refunding
                                           Bonds, AMT, Series A, 6.80% due 10/01/2027 (d)(i)                            256

               A        NR*        1,010   Palm Beach County, Florida, Health Facilities Authority, Hospital
                                           Revenue Refunding Bonds (Branch Corporation Obligation Group), 5.50%
                                           due 12/01/2021                                                             1,027

               AAA      Aaa        1,260   Palm Beach County, Florida, Public Improvement Revenue Bonds
                                           (Convention Center Project), 5.625% due 11/01/2011 (c)(f)                  1,432

               AAA      Aaa        6,000   Palm Beach County, Florida, School Board, COP, Series A, 6.25%
                                           due 8/01/2010 (c)(f)                                                       7,036

               AAA      Aaa        1,000   Pasco County, Florida, Sales Tax Revenue Bonds (Half-Cent), 5% due
                                           12/01/2033 (a)                                                               995

                                           Pinellas County, Florida, HFA, S/F Housing Revenue Refunding Bonds
                                           (Multi-County Program), AMT, Series A-1 (d)(i):
               NR*      Aaa          825      6.30% due 9/01/2020                                                       849
               NR*      Aaa        1,265      6.35% due 9/01/2025                                                     1,302

               NR*      A1         3,000   Pinellas County, Florida, Health Facilities Authority Revenue Bonds
                                           (BayCare Health System Inc.), 5.75% due 11/15/2029                         3,094

               AAA      Aaa        4,385   Polk County, Florida, School Board COP, Master Lease, Series A,
                                           5.50% due 1/01/2025 (e)                                                    4,608

               AAA      Aaa        1,200   Port Everglades Authority, Florida, Port Revenue Bonds, 7.125% due
                                           11/01/2016 (h)                                                             1,477

               NR*      Aaa        1,215   Port St. Lucie, Florida, Utility Revenue Bonds, 5.25% due
                                           9/01/2025 (b)                                                              1,257

               AAA      Aaa        2,175   Saint Lucie County, Florida, School Board, COP (Master Lease Program),
                                           Series A, 5% due 7/01/2028 (e)                                             2,167

               AAA      NR*        4,250   South Broward, Florida, Hospital District Revenue Bonds, DRIVERS,
                                           Series 337, 9.832% due 5/01/2032 (b)(k)                                    4,798

                                           South Lake County, Florida, Hospital District Revenue Bonds
                                           (South Lake Hospital Inc.):
               A-       A2         1,000      5.80% due 10/01/2034                                                    1,016
               NR*      Baa3       1,150      6.375% due 10/01/2034                                                   1,159

               AAA      Aaa        5,000   Tampa Bay, Florida, Water Utility System Revenue Bonds, 5.75% due
                                           10/01/2011 (c)(f)                                                          5,719

                                           Village Center Community Development District, Florida, Utility
                                           Revenue Bonds (b):
               AAA      Aaa        5,040      5.125% due 10/01/2028                                                   5,113
               AAA      Aaa        1,000      5% due 10/01/2036                                                         980

               AAA      Aaa        5,000   Volusia County, Florida, School Board, COP (Master Lease Program),
                                           5.50% due 8/01/2024 (e)                                                    5,276


New Jersey--0.5%

               BBB      Baa3       1,000   Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds,
                                           7% due 6/01/2041                                                             980


MUNIYIELD FLORIDA FUND, APRIL 30, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

               S&P      Moody's  Face
               Ratings  Ratings  Amount    Municipal Bonds                                                         Value
Puerto Rico--14.7%

                                           Children's Trust Fund Project of Puerto Rico, Tobacco Settlement
                                           Revenue Refunding Bonds:
               BBB      Baa3     $ 3,230      5.375% due 5/15/2033                                                $   3,038
               BBB      Baa3       1,600      5.50% due 5/15/2039                                                     1,481

               AAA      NR*        7,500   Puerto Rico Commonwealth, GO, Refunding, DRIVERS, Series 232,
                                           9.657% due 7/01/2017 (k)(l)                                                9,183

               A        Baa1       8,000   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                           Transportation Revenue Refunding Bonds, Series D, 5.75% due 7/01/2041      8,445

               A-       A3         1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,
                                           6.0% due 7/01/2004 (f)                                                     1,028

               BBB+     Baa3       4,250   Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                           Revenue Bonds, Series E, 5.50% due 8/01/2029                               4,337

               BBB+     Baa3       1,715   Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                           Appropriation, Series E, 5.70% due 8/01/2025                               1,797

                                           Total Municipal Bonds (Cost--$275,392)--143.1%                           285,562



                                  Shares
                                    Held   Short-Term Securities
                                   6,930   Merrill Lynch Institutional Tax-Exempt Fund (m)                            6,930

                                           Total Short-Term Securities (Cost $6,930)--3.5%                            6,930

               Total Investments (Cost--$282,322)--146.6%                                                           292,492
               Other Assets Less Liabilities--1.0%                                                                    2,077
               Preferred Shares, at Redemption Value--(47.6%)                                                      (95,000)
                                                                                                                  ---------
               Net Assets Applicable to Common Stock--100.0%                                                      $ 199,569
                                                                                                                  =========

*Not Rated.

(a)AMBAC Insured.

(b)MBIA Insured.

(c)FGIC Insured.

(d)GNMA Collateralized.

(e)FSA Insured.

(f)Prerefunded.

(g)Radian Insured.

(h)Escrowed to maturity.

(i)FNMA Collateralized.

(j)FHLMC Collateralized.

(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.

(l)XL Capital Insured.

(m)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                  (in Thousands)

                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Institutional
   Tax-Exempt Fund                       (6,300)          $30


Forward interest rate swaps entered into as of April 30, 2004 were as follows:

                                                  (in Thousands)

                                       Notional      Unrealized
                                        Amount      Appreciation

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 3.581%

Broker, J.P. Morgan Chase Bank
Expires May 2014                         $23,300          $464

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 3.744%

Broker, J.P. Morgan Chase Bank
Expires July 2014                        $11,400           136
                                                          ----
Total                                                     $600
                                                          ====


See Notes to Financial Statements.


MUNIYIELD FLORIDA FUND, APRIL 30, 2004


Statement of Net Assets

As of April 30, 2004
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$275,391,711)                                                                  $   285,561,933
           Investments in affiliated securities, at value (cost--$6,929,793)                                      6,929,793
           Cash                                                                                                   1,025,368
           Unrealized appreciation on forward interest rate swaps                                                   600,412
           Receivables:
               Interest                                                                   $     4,173,139
               Securities sold                                                                    831,676
               Dividends from affiliates                                                              168         5,004,983
                                                                                          ---------------
           Prepaid expenses                                                                                           6,215
                                                                                                            ---------------
           Total assets                                                                                         299,128,704
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                             4,304,571
               Investment adviser                                                                 140,466
               Dividends to Common Shareholders                                                    67,887
               Other affiliates                                                                     2,077         4,515,001
                                                                                          ---------------
           Accrued expenses                                                                                          44,369
                                                                                                            ---------------
           Total liabilities                                                                                      4,559,370
                                                                                                            ---------------

Preferred Shares

           Preferred Shares, at redemption value, par value $.05 per share
           (2,200 Series A Shares and 1,600 Series B Shares of AMPS* issued and
           outstanding at $25,000 per share liquidation preference)                                              95,000,000
                                                                                                            ---------------

Net Assets Applicable to Common Shares

           Net assets applicable to Common Shares                                                           $   199,569,334
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Shares

           Common Shares at redemption value, par value $.10 per share
           (13,551,880 shares issued and outstanding)                                                       $     1,355,188
           Paid-in capital in excess of par                                                                     194,722,663
           Undistributed investment income--net                                           $     3,303,198
           Accumulated realized capital losses on investments--net                           (10,582,349)
           Unrealized appreciation on investments--net                                         10,770,634
                                                                                          ---------------
           Total accumulated earnings--net                                                                        3,491,483
                                                                                                            ---------------
           Total--Equivalent to $14.73 net asset value per Common Share
           (market price--$13.11)                                                                           $   199,569,334
                                                                                                            ===============

*Auction Market Preferred Shares.

See Notes to Financial Statements.


MUNIYIELD FLORIDA FUND, APRIL 30, 2004


Statement of Operations

For the Six Months Ended April 30, 2004
Investment Income

           Interest                                                                                         $     7,744,395
           Dividends from affiliates                                                                                 30,105
                                                                                                            ---------------
           Total income                                                                                           7,774,500
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       751,705
           Commission fees                                                                        120,974
           Accounting services                                                                     56,424
           Professional fees                                                                       29,139
           Transfer agent fees                                                                     28,306
           Printing and shareholder reports                                                        23,898
           Listing fees                                                                            10,666
           Custodian fees                                                                           9,434
           Trustees' fees and expenses                                                              8,040
           Pricing fees                                                                             6,009
           Other                                                                                   19,418
                                                                                          ---------------
           Total expenses before reimbursement                                                  1,064,013
           Reimbursement of expenses                                                              (7,263)
                                                                                          ---------------
           Total expenses after reimbursement                                                                     1,056,750
                                                                                                            ---------------
           Investment income--net                                                                                 6,717,750
                                                                                                            ---------------

Realized & Unrealized Loss on Investments--Net

           Realized loss on investments--net                                                                      (307,158)
           Change in unrealized appreciation on investments--net                                                (3,037,180)
                                                                                                            ---------------
           Total realized and unrealized loss on investments--net                                               (3,344,338)
                                                                                                            ---------------

Dividends to Preferred Shareholders

           Investment income--net                                                                                 (433,346)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     2,940,066
                                                                                                            ===============

See Notes to Financial Statements.


MUNIYIELD FLORIDA FUND, APRIL 30, 2004


Statements of Changes in Net Assets
                                                                                           For the Six           For the
                                                                                           Months Ended         Year Ended
                                                                                             April 30,         October 31,
Increase (Decrease) in Net Assets:                                                             2004                2003
Operations

           Investment income--net                                                         $     6,717,750   $    14,402,506
           Realized gain (loss) on investments--net                                             (307,158)           955,774
           Change in unrealized appreciation on investments--net                              (3,037,180)       (2,016,147)
           Dividends and distributions to Preferred Shareholders                                (433,346)         (930,466)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                 2,940,066        12,411,667
                                                                                          ---------------   ---------------

Dividends to Common Shareholders

           Investment income--net                                                             (6,260,968)      (12,440,626)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Shareholders         (6,260,968)      (12,440,626)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Shares

           Total decrease in net assets applicable to Common Shares                           (3,320,902)          (28,959)
           Beginning of period                                                                202,890,236       202,919,195
                                                                                          ---------------   ---------------
           End of period*                                                                 $   199,569,334   $   202,890,236
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $     3,303,198   $     3,279,762
                                                                                          ===============   ===============

See Notes to Financial Statements.


MUNIYIELD FLORIDA FUND, APRIL 30, 2004


Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002       2001++++      2000++++
Per Share Operating Performance

           Net asset value, beginning of period            $      14.97   $    14.97   $    14.81   $    13.78   $    13.27
                                                           ------------   ----------   ----------   ----------   ----------
           Investment income--net                                .50+++      1.06+++         1.03         1.00          .95
           Realized and unrealized gain (loss)
           on investments--net                                    (.25)        (.07)          .09         1.04          .59
           Dividends and distributions to Preferred
           Shareholders:
               Investment income--net                             (.03)        (.07)        (.09)        (.22)        (.28)
               Realized gain on investments--net                     --           --         --++           --           --
                                                           ------------   ----------   ----------   ----------   ----------
           Total from investment operations                         .22          .92         1.03         1.82         1.26
                                                           ------------   ----------   ----------   ----------   ----------
           Less dividends and distributions to Common
           Shareholders:
               Investment income--net                             (.46)        (.92)        (.87)        (.79)        (.75)
               Realized gain on investments--net                     --           --         --++           --           --
                                                           ------------   ----------   ----------   ----------   ----------
           Total dividends and distributions to Common
           Shareholders                                           (.46)        (.92)        (.87)        (.79)        (.75)
                                                           ------------   ----------   ----------   ----------   ----------
           Net asset value, end of period                  $      14.73   $    14.97   $    14.97   $    14.81   $    13.78
                                                           ============   ==========   ==========   ==========   ==========
           Market price per share, end of period           $      13.11   $    13.80   $    13.34   $    13.98   $  11.3125
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on market price per share              (1.89%)++++++++       10.44%        1.77%       31.36%        2.82%
                                                           ============   ==========   ==========   ==========   ==========
           Based on net asset value per share             1.62%++++++++        6.76%        7.80%       14.24%       10.90%
                                                           ============   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Shares

           Total expenses, net of reimbursement
           and excluding reorganization expenses***              1.02%*        1.04%        1.06%        1.06%        1.12%
                                                           ============   ==========   ==========   ==========   ==========
           Total expenses, excluding reorganization
           expenses***                                           1.03%*        1.04%        1.06%        1.06%        1.12%
                                                           ============   ==========   ==========   ==========   ==========
           Total expenses***                                     1.03%*        1.04%        1.06%        1.06%        1.33%
                                                           ============   ==========   ==========   ==========   ==========
           Total investment income--net***                       6.51%*        7.01%        7.00%        6.98%        7.39%
                                                           ============   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Shareholders          .42%*         .45%         .64%        1.53%        2.10%
                                                           ============   ==========   ==========   ==========   ==========
           Investment income--net, to Common Shareholders        6.09%*        6.56%        6.36%        5.45%        5.29%
                                                           ============   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Shares***

           Total expenses, net of reimbursement and
           excluding reorganization expenses                      .70%*         .71%         .72%         .71%         .74%
                                                           ============   ==========   ==========   ==========   ==========
           Total expenses, excluding reorganization
           expenses                                               .71%*         .71%         .72%         .71%         .74%
                                                           ============   ==========   ==========   ==========   ==========
           Total expenses                                         .71%*         .71%         .72%         .71%         .87%
                                                           ============   ==========   ==========   ==========   ==========
           Total investment income--net                          4.46%*        4.79%        4.74%        4.69%        4.85%
                                                           ============   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Shares

           Dividends to Preferred Shareholders                    .91%*         .97%        1.34%        3.14%        4.02%
                                                           ============   ==========   ==========   ==========   ==========


MUNIYIELD FLORIDA FUND, APRIL 30, 2004


Financial Highlights (concluded)
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived     April 30,         For the Year Ended October 31,
from information provided in the financial statements.           2004        2003         2002       2001++++      2000++++
Supplemental Data

           Net assets applicable to Common Shares,
           end of period (in thousands)                    $    199,569   $  202,890   $  202,919   $  200,729   $  186,777
                                                           ============   ==========   ==========   ==========   ==========
           Preferred Shares outstanding, end of
           period (in thousands)                           $     95,000   $   95,000   $   95,000   $   95,000   $   95,000
                                                           ============   ==========   ==========   ==========   ==========
           Portfolio turnover                                    10.49%       40.45%       39.54%       86.85%       51.16%
                                                           ============   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                       $      3,101   $    3,136   $    3,136   $    3,113   $    2,966
                                                           ============   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Shares Outstanding+++++

           Series A--Investment income--net                $        111   $      247   $      337   $      771   $    1,006
                                                           ============   ==========   ==========   ==========   ==========
           Series B--Investment income--net                $        118   $      242   $      333   $      801   $      738
                                                           ============   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***Do not reflect the effect of dividends to Preferred Shareholders.

++Amount is less than $(.01) per share.

++++Certain prior period amounts have been reclassified to conform to current period presentation.

+++Based on average shares outstanding.

+++++The Fund's Preferred Shares were issued on April 10, 1992
(Series A) and February 7, 2000 (Series B).

++++++++Aggregate total investment return.

See Notes to Financial Statements.


MUNIYIELD FLORIDA FUND, APRIL 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter markets or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustee's of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIYIELD FLORIDA FUND, APRIL 30, 2004



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Divided income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the six months ended April 30, 2004, FAM reimbursed the Fund in the amount of $7,263.

For the six months ended April 30, 2004, the Fund reimbursed FAM
$3,089 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $38,176,914 and $30,035,813, respectively.

Net realized gains (losses) for the six months ended April 30, 2004 and net unrealized appreciation as of April 30, 2004 were as follows:

                                        Realized         Unrealized
                                  Gains (Losses)       Appreciation

Long-term investments             $      564,105     $   10,170,222
Forward interest rate swaps            (871,263)            600,412
                                  --------------     --------------
Total                             $    (307,158)     $   10,770,634
                                  ==============     ==============


As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $10,040,993, of which $11,317,487 related to appreciated securities and $1,276,494 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $282,450,733.


4. Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Preferred Shares
Auction Market Preferred Shares are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2004 were as follows: Series A, 1.00% and Series B,1.00%.



MUNIYIELD FLORIDA FUND, APRIL 30, 2004



Notes to Financial Statements (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $60,911 as commissions.


5. Capital Loss Carryforward:
On October 31, 2003, the Fund had a net capital loss carryforward of $8,985,089, of which $1,948,898 expires in 2007 and $7,036,191 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Shares in the amount of $.077000 per share on May 27, 2004 to shareholders of record on May 14, 2004.



MUNIYIELD FLORIDA FUND, APRIL 30, 2004



Officers and Trustees


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B Swensrud, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MYF



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIYIELD FLORIDA FUND, APRIL 30, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Florida Fund


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Florida Fund


Date: June 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Florida Fund


Date: June 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Florida Fund


Date: June 18, 2004